American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2010 FUND * TARGET 2015 FUND TARGET 2020 FUND * TARGET 2025 FUND

Supplement dated September 4, 2007 * Prospectus dated February 1, 2007

SPECIAL MEETING OF SHAREHOLDERS

At Special Meetings of Shareholders held July 27, 2007 and August 24, 2007, shareholders of the funds approved a change to the Advisor Class fee structure. The change will result in a decrease of 25 basis points (0.25%) in the Rule 12b-1 fee and a simultaneous increase of 25 basis points in the unified management fee, resulting in no change to the total expense ratio of the class. The fee changes will be effective on December 3, 2007.

THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE Service, Distribution
and Administrative Fees SECTION ON PAGE 27.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American
Century's transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the funds' distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries' distribution of the funds out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the funds to be made available by such intermediaries;
(2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3)
marketing and promotional services, including business planning assistance, educating personnel about the funds, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the funds and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the funds by educating them about the funds and helping defray the costs associated with offering the funds. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the funds. As a result, the total expense ratio of the funds will not be affected by any such payments.

American Century Investment Services, Inc., Distributor
©2007 American Century Proprietary Holdings, Inc. All rights reserved.
The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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